Exhibit 99.3
THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A.,
THE LPA GROUP, P.C., THE LPA DESIGN GROUP, INC.,
HORIZON ARCHITECTS, P.C., LPACIFIC GROUP INCORPORATED,
AND THE LPA GROUP OF CANADA INC
COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2009

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED AND THE LPA GROUP OF CANADA INC
TABLE OF CONTENTS
DECEMBER 31, 2009

PAGE
INDEPENDENT AUDITORS’ REPORT	1-2

FINANCIAL STATEMENTS:

Combined Balance Sheet	3-4

Combined Statement of Income	5

Combined Statement of Changes in Stockholders’ Equity	6

Combined Statement of Cash Flows	7

Combined Notes to Financial Statements	8-19

SUPPLEMENTARY DATA:

Combined Schedule of Direct Expenses	20

Combined Schedule of Indirect Expenses	21

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A.,
THE LPA GROUP, P.C., THE LPA DESIGN GROUP, INC.,
HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND
THE LPA GROUP OF CANADA INC
Columbia, South Carolina
We have audited the accompanying combined balance sheet of THE LPA GROUP INCORPORATED, THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C., THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C., LPACIFIC GROUP INCORPORATED, and THE LPA GROUP OF CANADA INC as of December 31, 2009, and the related combined statements of income and comprehensive income, changes in stockholders’ equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of THE LPA GROUP INCORPORATED, THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C., THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C., LPACIFIC GROUP INCORPORATED, and THE LPA GROUP OF CANADA INC as of December 31, 2009, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplementary data listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic combined financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

/s/ BURKETT BURKETT & BURKETT BURKETT BURKETT & BURKETT
Certified Public Accountants, P.A.
West Columbia, South Carolina
April 2, 2010

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED BALANCE SHEET
DECEMBER 31, 2009

ASSETS
Current assets:

Cash and cash equivalents		$3,068,107

Accounts receivable:
Trade — less allowance for doubtful accounts of $234,506	$11,402,187
Unbilled revenue	8,031,802
Costs and estimated earnings in excess of billings	890,394
Other	52,097	20,376,480

Other current assets:
Prepaid income taxes	61,153
Prepaid expenses	568,730	629,883

Total current assets		24,074,470

Property and equipment
Autos and trucks	153,128
Capitalized leased vehicles	759,282
Furniture and fixtures	2,046,073
Machinery and equipment	7,647,820
Leasehold improvements	94,446

	10,700,749
Less accumulated depreciation	(6,671,391)	4,029,358

Other assets:
Deposits	126,666
Investment — affiliate	48,146
Investments — other	14,400
Accounts receivable — related party	162,405
Retainage receivable	381,823	733,440

Total assets		$28,837,268

The accompanying notes to the financial statements are an integral part of this statement.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED BALANCE SHEET
DECEMBER 31, 2009

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt		$1,000,020

Accounts payable and accrued expenses:
Trade & accrued consultants	$5,228,580
Billings in excess of costs and estimated earnings	4,352,675
Payroll liabilities	2,104,608
Retirement contribution	568,791
Accrued leave	543,603	12,798,257

Deferred income taxes — current		3,817,673

Total current liabilities		17,615,950

Long term liabilities:
Notes payable — long-term	5,833,250
Obligations under capital leases	759,282
Due to affiliate	3,770,000
Deferred compensation expense	627,782
Reserves	53,000	11,043,314

Total liabilities		28,659,264

Stockholders’ equity:
Common stock (1,000,000 shares, authorized, 487,924 shares issued and outstanding)	201,910
Cost of 296,971 shares of common stock held by the Company (Note L)	(18,352,689)
Additional paid-in capital	2,281,227
Retained earnings	16,047,556	178,004

Total liabilities and stockholders’ equity		$28,837,268

The accompanying notes to the financial statements are an integral part of this statement.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
YEAR ENDED DECEMBER 31, 2009

Fees earned		$91,867,134

Operating expenses
Direct labor	$21,544,610
Direct consultants	28,076,553
Other direct expenses	2,691,310

Subtotal direct expenses		52,312,473

Indirect labor	18,192,320
Other indirect expenses	17,072,706

Subtotal indirect expenses		35,265,026

Income from operations		4,289,635

Other income / (expenses):
Interest income	33,160
Gain on sale	64
Income from unconsolidated affiliate joint venture partnership	1,272,903
Miscellaneous income	16,062
Interest expense	(208,405)	1,113,784

Income before income taxes		5,403,419

Provision for income taxes:
Income tax expense	(1,160,006)
Deferred income tax expense	(853,638)	(2,013,644)

Net income		$3,389,775

The accompanying notes to the financial statements are an integral part of this statement.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
YEAR ENDED DECEMBER 31, 2009

			Additional
	Common	Treasury	Paid In	Retained
	Stock	Stock	Capital	Earnings	Total
Balance, beginning of year	$201,910	$(18,213,529)	$1,428,902	$12,657,781	$(3,924,936)
Net income	—	—	—	3,389,775	3,389,775
Stock purchase	—	(139,160)	—	—	(139,160)
Stock sales	—	—	852,325	—	852,325

Balance, end of year	$201,910	$(18,352,689)	$2,281,227	$16,047,556	$178,004

The accompanying notes to the financial statements are an integral part of this statement.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2009

Cash flows from operating activities
Net income		$3,389,775
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	$947,515
Net increase in receivables	(4,958,563)
Net decrease in other current assets	635,401
Net decrease in other assets	(78,940)
Net increase accounts in payables and accrued expense	2,580,850
Net decrease in other long term liabilities	(1,132,111)
Net increase in deferred income taxes	641,607	(1,364,241)

Net cash provided by operating activities		2,025,534

Cash flows from investing activities:
Proceeds from the sale of equipment	16,466
Purchase of property and equipment	(1,560,614)
Purchase of vehicles under capital lease	(759,282)

Net cash used by investing activities		(2,303,430)

Cash flows from financing activities:
Principal payments on long term debt	(1,000,020)
Proceeds from capital lease obligations	759,282
Sale of common stock	852,325
Purchase of treasury stock	(139,160)

Net cash used for financing activities		472,427

Net increase in cash and cash equivalents		194,531

Cash and cash equivalents, beginning of year		2,873,576

Cash and cash equivalents, end of year		$3,068,107

Supplemental disclosure
Cash paid for:
Income taxes		$1,160,006

Interest		$208,405

The accompanying notes to the financial statements are an integral part of this statement.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009
Note A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Principals of Combination:
The combined financial statements include the accounts of the following commonly owned corporations (the Company):
THE LPA GROUP INCORPORATED
THE LPA GROUP OF NORTH CAROLINA, P.A.
THE LPA GROUP, P.C.
THE LPA DESIGN GROUP, INC.
HORIZON ARCHITECTS, P.C.
LPACIFIC GROUP INCORPORATED
THE LPA GROUP OF CANADA INC
Investments in joint ventures, over which the Company exercises significant influence, are accounted for under the equity method. The Company renders services to its joint ventures and records revenues in the period in which such services are provided. All intercompany balances and transactions have been eliminated in consolidation.
Nature of Operations:
The Company is an engineering, architectural and planning firm specializing in the construction of airports, highways, bridges and other transportation infrastructure. The Company’s fees are derived from a variety of clients, the majority of whom are federal, state and local governments.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):
Revenue Recognition:
Revenues from fixed-price and modified fixed-price contracts are recognized on the percentage-of-completion method of accounting, measured by the percentage of labor hours incurred to date to estimated total labor hours for each contract. This method is used because management considers labor hours expended to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned measured by the cost-to-cost method.
Contract costs include all direct labor, direct reimbursable consultants and direct reimbursable expenses. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated profitability including contract settlements may result in revisions to costs and revenues and are recorded using the cumulative catch-up method. Provisions for estimated losses on uncompleted contracts are recorded during the period in which such losses become evident. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably determined. Award fees are recorded as revenues when the amounts are both probable and reasonably estimatable.
Unbilled revenues on contracts in progress in the accompanying balance sheet represents unbilled amounts earned and reimbursable under contracts in progress. These amounts become billable according to the contract terms, which consider the passage of time, achievement of certain milestones or completion of the project. The majority of contracts contain terms that permit these unbilled amounts to be invoiced in the month after the related contract direct costs are incurred.
The asset, “Cost and Estimated Earnings in Excess of Billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in Excess of Costs and Estimated Earnings on uncompleted contracts,” represents billings in excess of revenues recognized.
Estimates:
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those, which result from using such estimates. The use of estimates is an integral part of determining labor hours to complete under the percentage-of-completion method of accounting for contracts. Results of any changes in accounting estimates are reflected in the period in which the changes become evident.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):
Cash and cash equivalents:
For the purposes of the Statement of Cash Flows the company considers cash in banks, cash on hand and securities that are classified as available for sale securities under the Investments-Debt and Equity Securities Topic of the FASB Accounting Standards Codification, and recorded at fair market value as cash.
Fair Value of Financial Instruments
The carrying amount of the Company’s cash and cash equivalents, receivables, unbilled revenues, accounts payable and other liabilities approximate their fair value due to the short-term nature or relative liquidity of the instruments.
Receivables and Allowance for doubtful accounts:
The Company provides an allowance for doubtful accounts and thus bad debt expense is based upon management’s review and evaluation of outstanding accounts receivable.
Prepaid Insurance
Prepaid Insurance is being amortized over the life of the respective policies.
Property and equipment:
Property and equipment consists of furniture, office equipment, vehicles and leasehold improvements and are stated at cost. The estimated useful lives typically are 3 to 10 years on furniture, office equipment and vehicles. Leasehold improvements are amortized on a straight line basis over the shorter of the lease term or the estimated useful life of the asset. Assets held under capital leases are amortized on a straight-line basis over the shorter of the lease term or the estimated useful life of the asset. Assets under capital lease represent vehicles leased by the Company. Maintenance and repairs are charged to expense as incurred, and betterments are capitalized. Gains or losses on disposals are credited or charged to other income and expenses.
Depreciation:
Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Depreciation expense for the year ended December 31, 2009 was $947,515.
Treasury stock:
Treasury stock acquisition is accounted for using the cost method.
Advertising:
Advertising costs are expensed as incurred. Advertising expense was $29,766 during the year ended December 31, 2009.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):
Income taxes:
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes that are related primarily to differences in the revenue recognition methods employed for tax reporting purposes and book purposes for income tax purposes. The Company recognizes revenue under the cash method as a personal service corporation and uses allowable income tax accelerated depreciation method. The deferred taxes represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.
The calculation of these deferred tax assets and liabilities require interpretation of tax laws and regulation and from time to time results in the use of judgments and estimates that could cause the tax liability to differ from the amounts recorded. The Company does not consider the effects of future changes in tax laws or rates in the current period.
The Company files income tax returns in the United States federal jurisdiction and various state jurisdictions. The Company is no longer subject to United States federal or state income tax examinations by tax authorities for years prior to 2004.
Effective January 1, 2009 the Company adopted the provisions of the Income Taxes Topic of the FASB Accounting Standards Codification. The Income Taxes Topic of the FASB Accounting Standards Codification prescribes a recognition threshold and measurement principals for the financial statement recognition and measurement of tax positions taken or expected to be taken on a tax return that are not certain to be realized. The implementation of the Income Taxes Topic of FASB Accounting Standards Codification had no impact on the Company’s financial statements.
Note B — CASH CONCENTRATIONS:
The Company maintains its cash deposits with the National Bank of South Carolina. As of December 31, 2009, deposits in the bank exceeded FDIC general deposit insurance limits by approximately $5,816,474, but are fully guaranteed by the FDIC through June 30, 2010 under the Transaction Account Guarantee Program. Coverage under this program is in addition to and separate from the coverage available under the FDIC’s general deposit insurance rules. The Company has not experienced any losses in such accounts, and believes that it is not exposed to any significant credit risk to cash.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note C — INVESTMENT IN AFFILIATE:
The Company’s investment in affiliate of $48,145 consists of an initial capital investment in, and the undistributed net earnings from, its one third interest in Louisiana TIMED Managers (LTM), a joint venture formed to manage a Louisiana Department of Transportation and Development (DOTD) transportation construction contract. During the year ended December 31, 2009, the Company advanced $7,680,725 to LTM in labor and overhead related to the contract. As of December 31, 2009, $455,875 remains uncollected. The Company has recognized $1,286,363 as income from unconsolidated affiliate joint venture partnership during the year ended December 31, 2009.
Conversely, the members are required to reimburse LTM for general and administrative expenses of the joint venture and for the purchase of fixed assets. As of December 31, 2009, the Company did not have a payable to LTM.
To date, the Company has received advance distributions totaling $3,770,000 from LTM. These distributions represent advances from billings in excess of costs and estimated profits of the joint venture. These advances bear no interest and have no specific repayment terms.
The Company includes equity income from unconsolidated joint ventures as a component of other income as this income is derived from entities taxes as partnerships.
Summary financial information for LTM as of, and for the period ending, December 31, 2009, is presented in the following table. LTM recognizes revenues from construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract.

Current assets	$9,656,710
Other assets	11,584,593
Current liabilities	21,096,868
Equity	144,435
Contract revenues	27,237,126
Contract expenses	23,418,416
Other income	40,378
Net income	3,859,088

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note D — NOTES PAYABLE TO BANK AND LONG-TERM DEBT:
The Company has a line of credit agreement with NBSC for an open ended credit of $5,500,000. The agreement provides for variable interest to accrue at the banks prime interest rate with interest paid monthly. The line is secured by accounts receivable and property and equipment of the Company. The Company did not draw on the line in 2009. The line is due to renew on May 22, 2010.
Long-term debt at December 31, 2009 is as follows:

Note payable, NBSC, LIBOR plus 230 basis points, due in monthly installments of $83,335, plus interest, through November 2016, secured by accounts receivable and property, plant and equipment of the Company. The interest rate at December 31, 2009 was 4.92%.	$6,833,270

Obligations under Capital Leases, 1.861% to 2.806% interst rate, due in monthly rental payments, each vehicle lease for a minimum of 367 days, secured by vehicle.	759,282

Less current portion long-term note payable	(1,000,020)

$6,592,532

The line and note payable are subject to various covenants with the Bank. As of December 31, 2009 the Company was in compliance with or had received waivers for compliance with these Bank loan covenants.
The five year maturity of long-term debt and future minimum lease payments under capital leases as of December 31, 2009, is as follows:

Year Ending
December 31	Amount
2010	$1,340,322
2011	1,236,104
2012	1,157,601
2013	1,025,335
2014	1,000,020
Thereafter	1,833,170

$7,592,552

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note E — DEFERRED INCOME TAXES:
The provision for income taxes for the year ended December 31, 2009 consists of the following:

Income tax expense	$1,160,006
Deferred income tax expense	853,638

Provision for income tax	$2,013,644

The tax effects of temporary differences and carry forwards that give rise to significant portions of deferred tax assets and liabilities consist of the following:

Deferred tax assets:
Trade and other payables	$3,071,126
Billings in excess	1,629,337
Liabilities and reserves	410,552

Total	$5,111,015

Deferred tax liabilities
Trade receivables	$7,495,893
Prepaid expenses	212,893
Cost in excess	333,301
Property, plant & equipment	886,601

Total	$8,928,688

Deferred tax Liability	$3,817,673

The Income Taxes Topic of the FASB Accounting Standards Codification requires the following disclosure of the Company’s total deferred tax assets and liabilities:

	Federal	State	Total
Deferred short-term tax liabilities	$7,308,170	$981,731	$8,289,901
Deferred short-term tax assets	(4,160,311)	(558,868)	(4,719,179)

Net short-term deferred tax liabilities	3,147,859	422,862	3,570,721

Deferred long-term tax liabilities	563,138	75,648	638,786
Deferred long-term tax assets	(345,431)	(46,403)	(391,834)

Net long-term deferred tax assets	217,707	29,245	246,952

Net deferred tax liability	$3,365,566	$452,107	$3,817,673

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note E — DEFERRED INCOME TAXES (Continued):
The Income Taxes Topic of the FASB Accounting Standards Codification is based on the assumption that tax laws and financial accounting standards differ in their recognition and measurement of assets, liabilities, equity, revenues, expenses, gains and losses. Therefore, differences may arise between the amount of taxable income and accrual basis financial income for a given year. Additionally, the use of accelerated methods of depreciation for tax purposes results in temporary differences in the bases of assets or liabilities as reported in the financial statements.
Note F — RETIREMENT PLANS (PSP):
The Company has established a Profit Sharing Plan with a 401(k) provision for its employees. The employees elect on an individual basis to participate in the plan. The Company’s contributions to the plan are voluntary. The Company elected to make a cash contribution of $568,791 for the year ended December 31, 2009.
Note G — RELATED PARTIES:
The Company rents, on a fixed term basis, office space in buildings owned by officers-stockholders of the Company. The Company made payments of $1,632,584 for this office space. The Company has a receivable of $162,405 from two of its officer shareholders.
Note H — OPERATING LEASES:
Rental expense for the year ending December 31, 2009 is as follows:

Related parties	$1,632,584
Paid to others	2,079,080

$3,711,664

The future minimum rentals under operating leases with a remaining lease term of greater than one year are as follows:

Year Ended
December 31,	Amount
2010	$3,713,273
2011	3,122,641
2012	2,542,405
2013	2,259,320
2014	2,194,519

$13,832,158

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note I — INTERCOMPANY ELIMINATIONS:
The following amounts have been eliminated from the balance sheet and statement of income in order to prepare the combined financial statements.

	BALANCE SHEET		INCOME STATEMENT
	Accounts	Accounts
	Receivable	Payable		Consultant
	Affiliate	Affiliate	Fees Earned	Fees
THE LPA GROUP, INCORPORATED	$48,104	$164,053	$91,867,134	$28,076,553

THE LPA GROUP OF N.C., P.A.	164,053	—	14,279,498	14,279,498

THE LPA DESIGN GROUP, INC.	—	20,891	—	—

THE LPA GROUP, P.C.	—	14,971	—	—

HORIZON ARCHITECTS, P.C	—	5,067	104,312	104,312

LPACIFIC GROUP INCORPORATED	—	5,786	—	—

THE LPA GROUP OF CANADA, INC.	—	1,389	—	—

TOTAL	212,157	212,157	106,250,944	42,460,363

ELIMINATING	(212,157)	(212,157)	(14,383,810)	(14,383,810)

BALANCE PER CONSOLIDATED STATEMENTS	$—	$—	$91,867,134	$28,076,553

Note J — COMMITMENTS AND CONTINGENCES:
In the ordinary course of business, the Company has, from time to time, become a party to legal claims and disputes. At December 31, 2009, management is not aware of any pending or threatened litigation, or unasserted claims that would result in losses that would be material to the financial statements. The Company’s management in consultation with its legal counsel has recorded a reserve in the financial statements based upon its estimate of known claims.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note K — TREASURY STOCK TRANSACTION
During 2009 the Company reacquired $139,160 of common stock from two principals of the Company.
Note L — SHARE BASED COMPENSATION
The Company adopted the Equity Topic and the Compensation-Retirement Benefits Topic of the FASB Accounting Standards Codification effective January 1, 2006. The cost of employee services acquired through these Share-Based Compensation transactions have been recognized in the financial statements. The fair value exercise price is determined annually based upon a weighted average formula of the prior three audited financial statements. The shares vest over a three year period from date of issue. As of December 31, 2009 shares issued were not fully vested. The amount expensed in 2009 as compensation was $530,902 with an accrued liability of $627,782.
As of December 31, 2009, the Company had a fixed price stock option plan under which a single principal may exercise stock options granted for up to 22,274 shares as follows: 10,331 shares in 2010, 3,714 shares in 2011, 4,114 shares in 2012 and 4,115 shares in 2013. The exercise price was fixed in 2004. The plan requires the Company to issue additional shares of stock equal to one-fourth of the shares exercised on the issuing four anniversary dates of the stock exercised. The only contingency for issuance of these additional shares is the continued employment of the principal. As of December 31, 2009 the Company has a contingent liability to issue 2,322 shares as follows: 774 shares in 2010, 774 shares in 2011, 516 shares in 2012 and 258 shares in 2013.
If a change of control of the Company were to occur the exercise rights for future periods would lapse and in exchange the Company would issue 740 shares for each year or partial year that the principal was employed from January 2005 for a maximum of 10 years (7,740 shares). Additionally, with a change of control, the Company is required to issue an equal number of shares that would have been issued had the change of control not occurred and the principal had been employed for a period of four years beyond the fourth anniversary of the last rights exercised by the principal.
Note M — DISTINGUISHING LIABILITIES FROM EQUITY
The Company has adopted the Distinguishing Liabilities from Equity Topic of the FASB Accounting Standards Codification as of January 1, 2006. The Company has a potential liability to repurchase the outstanding shares of those shareholders who are signors of the 2004 shareholder agreement. This agreement covers less than 12% of the outstanding shares of the Company stock issued as of December 31, 2009. This agreement requires the Company to repurchase a covered shareholder’s shares at the most recent stock valuation in the event of a shareholder’s death or disability. The Company believes this potential obligation to be immaterial and has not recorded a liability.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note N — CONTRACTS RECEIVABLE

Contracts receivable billed
Completed contracts	$365,040
Contracts in progress	11,271,653
Unbilled revenue	8,031,802
Retainage receivable	381,823

20,050,318
Less: Allowances for doubtful collections	(234,506)

$19,815,812

Note O — COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs incurred on uncompleted contracts		$154,201,699
Estimated earnings		117,466,637

		271,668,336
Less: Billings to date		275,130,617

	$	(3,462,281)

Included in accompanying balance sheet under the following captions:
Costs and estimated earnings in excess of billings on uncompleted contracts		$890,394
Billings in excess of costs and estimated earnings on uncompleted contracts		(4,352,675)

	$	(3,462,281)

Note P — CONTRACT BACKLOG

Total contracts amount	$498,877,658
Less
Completed contracts	103,256,360
Contracts in progress at year-end	271,668,336

Remaining contract backlog	$123,952,962

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P.A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
COMBINED NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009
Note Q — EARNINGS FROM CONTRACTS

	For the year ended December 31, 2009			From inception to December 31, 2008
			Project			Project
			Margin			Margin
		Costs of	Before		Costs of	Before
	Revenues	Revenues	Overhead	Revenues	Revenues	Overhead
	Earned	Earned	Expenses	Earned	Earned	Expenses

Contracts completed during the year	4,208,683	2,001,635	2,207,048	99,047,677	59,395,236	39,652,441

Contracts in progress at year-end	87,658,451	50,310,838	37,347,613	177,262,675	103,890,861	73,371,814

	91,867,134	52,312,473	39,554,661	276,310,352	163,286,097	113,024,255

Note R — RECENT ACCOUNTING PRONOUNCEMENTS
In June 2009, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance codifying Generally Accepted Accounting Principles in the United States (“GAAP”). The Codification did not change GAAP but reorganizes the literature. The Company adopted the new Codification when referring to GAAP on December 31, 2009. The adoption of this authoritative guidance did not have a material impact on the Company’s consolidated financial statements.
In May 2009, the FASB issued authoritative guidance that incorporates guidance into accounting literature that was previously addressed only in auditing standards and is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The Company adopted this authoritative guidance on December 31, 2009. This guidance did not have a material impact on the Company’s consolidated financial statements.
Note S — SUBSEQUENT EVENTS
The Company has issued as of March 25, 2010 an additional 20,138 shares of stock. These shares are subject to the share-holder agreement with 12,973 of the shares are being issued as share based compensation of which 10,331 shares were issued under the fixed price stock option plan.
As required by the Subsequent Events Topic of the FASB Accounting Standards Codification, management has considered subsequent events through March 25, 2010, the date of issuance, in preparing the financial statements and notes hereto.

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
SUPPLEMENTARY DATA
COMBINED SCHEDULE OF DIRECT EXPENSES
YEAR ENDED DECEMBER 31, 2009

Direct Labor	$21,544,610
Consultants	28,076,553
Communications	54,343
Lodging	395,829
Meals	217,102
Other Project Expenses	171,552
Postage/Express Mail	96,191
Printing and Reproduction	501,188
Project Supplies	69,928
Temporary Help	19,558
Transportation	1,165,619

Total Direct Expenses	$52,312,473

THE LPA GROUP INCORPORATED,
THE LPA GROUP OF NORTH CAROLINA, P. A., THE LPA GROUP, P.C.,
THE LPA DESIGN GROUP, INC., HORIZON ARCHITECTS, P.C.,
LPACIFIC GROUP INCORPORATED, AND THE LPA GROUP OF CANADA INC
SUPPLEMENTARY DATA
COMBINED SCHEDULE OF INDIRECT EXPENSES
YEAR ENDED DECEMBER 31, 2009

Indirect Labor	$18,192,320
Advertising	29,766
Bad Debt Expenses	33,500
Business Meetings	387,520
Computer Expenses	890,687
Firm Functions	53,546
Contributions	31,025
Depreciation	947,515
Dues and Subscriptions	136,793
Employee Benefits	36,654
Equipment Lease	85,440
Insurance	2,708,812
Litigation Expense	122,954
Lodging	362,456
Marketing	78,137
Meals	59,739
Office Supplies and Postage	324,359
Other	247,043
Bank Charges	13,621
Penalties	758
Printing and Reproduction	121,669
Professional Fees	572,315
Recruiting	30,235
Registrations	172,910
Rent	3,711,664
Repairs and Maintenance	310,832
Retirement	568,791
Sponsorships	167,268
Supplies	354,754
Taxes and Licenses	224,490
Taxes — Payroll	2,660,834
Telephone	610,956
Temporary Help	134,915
Transportation	880,748

Total Indirect Expenses	$35,265,026